UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): October 9, 2012 (October 9, 2012)

GRAY TELEVISION, INC.

(Exact Name of Registrant as Specified in Its Charter)

Georgia	001-13796	58-0285030
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4370 Peachtree Road, NE, Atlanta, GA

30319

(Address of Principal Executive Office)

Registrant’s telephone number, including area code (404) 504 - 9828

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Indenture

On October 9, 2012, Gray Television, Inc. (“Gray”, “we” or the “Company”) issued $300,000,000 in aggregate principal amount of its 7 1/2% Senior Notes due 2020 (the “Notes”) pursuant to an indenture, dated as of October 9, 2012, between Gray, the subsidiary guarantors named therein (collectively, the “Guarantors”) and U.S. Bank National Association, as trustee (the “Indenture”). The Notes were offered and sold either to “qualified institutional buyers” pursuant to Rule 144A under the Securities Act of 1933 (the “Securities Act”) or to persons outside the United States under Regulation S of the Securities Act.

The Notes mature on October 1, 2020. Interest accrues on the Notes from October 9, 2012, and interest is payable semiannually, on April 1 and October 1 of each year. The first interest payment date is April 1, 2013. We may redeem some or all of the Notes at any time after October 1, 2015 at specified redemption prices. We may also redeem up to 35% of the aggregate principal amount of the Notes using the proceeds from certain equity offerings completed before October 1, 2015. In addition, we may redeem some or all of the Notes at any time prior to October 1, 2015 at a price equal to 100% of the principal amount thereof plus a make whole premium set forth in the Indenture, and accrued and unpaid interest. If we sell certain of our assets or experience specific kinds of changes of control, we must offer to repurchase the Notes.

The Notes and related guarantees are Gray’s and the Guarantors’ senior unsecured obligations. The Notes and guarantees rank:

•	equally in right of payment with all of Gray’s and the Guarantors’ existing and future senior debt;

•	senior in right of payment to Gray’s and the Guarantors’ existing and future subordinated debt;

•

effectively junior to any of Gray’s and the Guarantors’ debt (including under the Company’s senior credit facility and 10 1/2% Senior Secured Second Lien Notes due 2015 (the “2015 Notes”)) that is secured to the extent of the value of the assets securing such debt; and

•	structurally junior to any debt and liabilities of Gray’s subsidiaries, if any, that do not guarantee the Notes.

Gray used net proceeds from the sale of the Notes to (i) repurchase all of the 2015 Notes validly tendered and not properly withdrawn in the Company’s previously announced cash tender offer for such 2015 Notes (the “Tender Offer”) on or before the early tender deadline thereof and (ii) pay related fees and expenses. Gray intends to use the remaining proceeds from the sale of the Notes to repay a portion of the outstanding amounts under its senior credit facility and to redeem the outstanding shares of its Series D perpetual preferred stock, including paying accrued dividends thereon.

A copy of the Indenture, including the form of the Notes, is attached to this Current Report on Form 8-K (this “Report”) as Exhibit 4.1 and is incorporated by reference herein. The foregoing description of the Notes and the Indenture is qualified in its entirety by reference to the complete text of the Indenture.

Registration Rights Agreement

In connection with the issuance of the Notes, Gray, the Guarantors and the initial purchasers of the Notes entered into a Registration Rights Agreement (the “Registration Rights Agreement”), dated as of October 9, 2012. The Registration Rights Agreement requires Gray to use its commercially reasonable efforts to file an exchange offer registration statement with the Securities and Exchange Commission (the “SEC”) relating to the Notes within 270 days after the date the Notes were issued, and to consummate such exchange offer on or before the 360th day after the date the Notes were issued. If, under certain circumstances, an exchange offer is not completed within the required timeframe, Gray must use its commercially reasonable efforts to cause a shelf registration statement covering resales of the Notes to be declared effective, as promptly as practicable, and must keep such shelf registration statement effective until the earlier of (i) the second anniversary of the original issue date of the Notes and (ii) the date all Notes covered by the shelf registration statement have been sold as contemplated by the shelf registration statement. If Gray fails to satisfy its obligations under the Registration Rights Agreement, it will, under certain circumstances, be required to pay additional interest to the holders of the Notes.

A copy of the Registration Rights Agreement is attached to this Report as Exhibit 4.2 and is incorporated by reference herein. The foregoing description of the Registration Rights Agreement is qualified in its entirety by reference to the complete text of the Registration Rights Agreement.

The Company has various relationships with the initial purchasers of the Notes, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Securities, LLC. The initial purchasers and their affiliates have engaged, and may in the future engage, in investment banking, commercial banking and other financial advisory and commercial dealings with the Company and its affiliates, and the initial purchasers are serving as dealer managers in the Tender Offer. The initial purchasers, or their respective affiliates, have received, and may in the future receive, customary fees and expenses for these services.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 above under the subheading “Indenture” is hereby incorporated by reference.

Item 8.01. Other Events.

On October 9, 2012, Gray issued a press release announcing, among other things, the closing of the sale of the Notes and the results of the early settlement of the Tender Offer.

A copy of the press release is attached to this Report as Exhibit 99.1 and is incorporated by reference herein.

The information contained in this report shall not constitute an offer to sell or a solicitation of an offer to purchase any securities in any jurisdiction in which such an offer, solicitation or sale would be unlawful.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Number	Exhibit
4.1	Indenture, dated as of October 9, 2012, by and among Gray Television, Inc., the guarantors signatory thereto and U.S. Bank National Association, as Trustee.
4.2	Registration Rights Agreement, dated as of October 9, 2012, by and among Gray Television, Inc., the guarantors party thereto, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Securities, LLC.
99.1	Press release dated October 9, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRAY TELEVISION, INC.

Date: October 9, 2012	By:	/s/ James C. Ryan
James C. Ryan Chief Financial Officer and Senior Vice President

EXHIBIT INDEX

Number	Exhibit
4.1	Indenture, dated as of October 9, 2012, by and among Gray Television, Inc., the guarantors signatory thereto and U.S. Bank National Association, as Trustee.
4.2	Registration Rights Agreement, dated as of October 9, 2012, by and among Gray Television, Inc., the guarantors party thereto, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Securities, LLC.
99.1	Press release dated October 9, 2012.